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                                                                   EXHIBIT 10.45


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             Dated 11th October 2000







                           (1) EVANS VACCINES LIMITED

                              (2) AVIRON UK LIMITED





                     ---------------------------------------

                              AGREEMENT RELATING TO
                            THE SHARING AND PROVISION
                               OF CERTAIN SERVICES

                     ---------------------------------------












                                Latham & Watkins
                                 99 Bishopsgate
                                 London EC2M 3XF



                            Tel: +44 (0) 20 7710 1000
                            Fax: +44 (0) 20 7374 4460

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
1.    DEFINITIONS AND INTERPRETATION .......................................   1

2.    OBLIGATIONS OF THE PARTIES ...........................................   6

3.    INSPECTIONS ..........................................................   6

4.    INTELLECTUAL PROPERTY AND IMPROVEMENTS ...............................   8

5.    PAYMENT FOR SERVICES .................................................   9

6.    INDEMNITY ............................................................  11

7.    CONFIDENTIALITY ......................................................  14

8.    LIAISON ..............................................................  15

9.    ASSIGNMENT AND CHANGE OF CONTROL .....................................  15

10.   TERM AND TERMINATION .................................................  16

11.   NOTICES ..............................................................  17

12.   GENERAL ..............................................................  18

13.   PUBLIC DISCLOSURE ....................................................  19

14.   ENTIRE AGREEMENT .....................................................  19

15.   FORCE MAJEURE ........................................................  19

16.   DISPUTES .............................................................  19

17.   ASSETS ...............................................................  20

18.   [***] ................................................................  20



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        THIS AGREEMENT is made the 11th day of October 2000 BETWEEN:

        (1) Evans Vaccines Limited (registered in England and Wales under Company Number: 3970089) the registered office of which is at Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA ("Evans"); and

        (2) Aviron UK Limited (registered in England and Wales under Company
Number: 3854275) the registered office of which is at Carmelite, 50 Victoria Embankment, London, EC4Y 0DX ("Aviron UK").

        WHEREAS:

        (A) Pursuant to an Amended and Restated Contract Manufacture Agreement dated 7th June, 1999 (the "CMA") Aviron, a company registered in Delaware, the registered office of which is at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America ("Aviron") the holding company of Aviron UK, appointed Medeva Pharma Limited ("Medeva") to manufacture the Intermediate Product in accordance with the provisions of the CMA.

        (B) Pursuant to an agreement dated 7th September 2000 Evans acquired from Medeva the business, carried on by Medeva at the premises situated in Gaskill Road and Evans Road, Speke, Liverpool, of the manufacture, assembly and packaging of pharmaceutical products, or components thereof (the "Medeva Sale Agreement").

        (C) On 28th September 2000, being the date of completion of the Medeva Sale Agreement, the CMA was assigned from Medeva to Evans, in accordance with its terms.

        (D) Aviron UK wishes to manufacture the Intermediate Product on behalf of Aviron and, accordingly, the parties have decided to vary the CMA in accordance with the provisions of a deed of variation entered into on today's date.

        (E) The parties now wish to enter into this Agreement which concerns the sharing and provision of certain services as set out in this Agreement.

1. DEFINITIONS AND INTERPRETATION

In this Agreement, the following words shall have the meanings:

        "AGENCY" means any governmental body responsible for licensing of the Finished Product for commercial sale and the licensing of premises and facilities of the manufacturer;

        "AGREEMENT" means this agreement and the schedules hereto;

        "ANNUAL PRODUCTION FORECAST" means the schedule of production prepared by Aviron UK in respect of each Manufacturing Period incorporating, inter alia, details of the Maximum Dose Number and the Minimum Dose Number;


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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        "ASSOCIATED COMPANIES" means in respect of any party, any company which at the relevant time is a subsidiary of that party's ultimate holding company or any subsidiary of such a subsidiary where the term subsidiary shall have the meaning as defined in section 736 of the Companies Act 1985 (as amended);

        "AVIRON REGULATORY RECORDS" means records generated by Aviron (and previously by Medeva) in connection with the manufacture of the Intermediate Product at the Premises;

        "AVIRON UNIT" means the manufacturing facilities where the Intermediate Product is manufactured (including the QA/QC Area) as more particularly described in the relevant Property Agreement;

        "AVIRON RESTRICTED MATERIAL" means (i) Master Donor Strains, Master Virus Seeds, Manufacturer's Working Seeds, Monovalent Virus Harvest and NAF; and
(ii) all Technical Information;

        "BUSINESS" means the business of the contract manufacture of the Intermediate Product as more fully described in the CMA prior to its amendment and restatement pursuant to an agreement made on the date of this Agreement between Evans and Aviron;

        "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a bank or public holiday in England and Wales;

        "CAIV PRODUCT" means a live, attenuated, intranasally deliverable cold-adapted influenza vaccine;

        "CUSTOMS" means HM Customs & Excise;

        "DOSE NUMBER" means the Maximum Dose Number and/or the Minimum Dose Number;

        "EVENT OF FORCE MAJEURE" means (i) the occurrence of an event or circumstance wholly beyond the reasonable control of the parties and/or (ii) which could not have been avoided by the party so affected using all reasonable efforts and includes (insofar as beyond such control but without prejudice to the foregoing expression) a war (declared or undeclared), insurrection, civil commotion, military action, or an act of sabotage or material vandalism, a strike, lockout or industrial action, dispute or disturbance of any kind, the application of an import or export law or policy, an act of God and a storm, tempest, fire, flood, earthquake or other natural calamity or occurrence;

        "FDA" means Food and Drug Administration of the United States of
America;

        "FINISHED PRODUCT" means the Vaccine in its final form packaged for the sale to the consumer;

        "FLU SEASON" means, in respect of the northern hemisphere, the period of time during a calendar year anticipated to start approximately at the beginning of August and ending


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approximately in January in which it is anticipated that the Vaccine will be used to vaccinate patients;

        "cGMP" means current FDA Good Manufacturing Practices as set forth in the United States 21 Code of Federal Regulations Parts 210 and 211 as amended from time to time, and the corresponding regulations of PIC and the EU, [***] during the term of this Agreement;

        "GSA" means the general services area which provides the cleaning services for reusable equipment used in the Aviron Unit;

        "INTERMEDIATE PRODUCT" means Monovalent Virus Harvest and/or NAF, manufactured according to and conforming with the Specifications which is intended for use in the manufacture of the Vaccine;

        "IP LICENSE" means the know-how and technology license agreement to be entered into by the parties on the date of this Agreement;

        "MANUFACTURING PERIOD" means a period of one year starting with [***] and ending [***] of the next calendar year during the term of this Agreement and that the first Manufacturing Period (the "First Manufacturing Period") shall be the period commencing on [***] and ending [***].

        "MANUFACTURER'S WORKING VIRUS SEEDS" means the virus reassortants to be produced by Aviron, from time to time, from the Master Virus Seeds and from which the Monovalent Virus Harvest is produced;

        "MASTER DONOR STRAINS" shall mean the live attenuated influenza strains derived by Dr. Maassab and designated Type A/Ann Arbor/6/60-H2N2 and Type B/Ann Arbor/1/66, exclusively licensed from Michigan to Aviron, and which are used to produce Master Virus Seeds;

        "MASTER VIRUS SEEDS" means certain reassortants produced by Aviron from the Master Donor Strains;

        "MAXIMUM DOSE NUMBER" shall be the dose number for the relevant Manufacturing Period as provided by Aviron UK to American Home Products and as notified to Evans in accordance with sub-clause 5.2;

        "MICHIGAN" means the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann Arbor, Michigan, 48109 1280, USA;

        "MILESTONE PAYMENTS" means the annual payments to be made by Aviron UK to Evans pursuant to clauses 3.1.2 to 3.1.6 (inclusive) of the IP License;

        "MINIMUM DOSE NUMBER" means:


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                (i)     in respect of the First Manufacturing Period, [***]
                        doses;

                (ii) in respect of the Manufacturing Period beginning [***] and ending on [***], [***] doses;

                (iii) in respect of the Manufacturing Period beginning on [***] and ending on [***], [***] doses;

                (iv) in respect of the Manufacturing Period beginning on [***] and ending on [***], [***] doses;

                (v) in respect of the Manufacturing Period beginning on [***] and ending on [***], [***] doses; and

                (vi) in respect of the Manufacturing Period beginning on [***] and ending on [***], [***] doses;

        "MONOVALENT VIRUS HARVEST" means each of the three virus strains to be incorporated in. the Vaccine for a given Flu Season in bulk form;

        "NAF" means "Normal Allantoic Fluid" used as a diluent in the Vaccine and/or any other materials used as a diluent in the Vaccine;

        "OTHER SERVICES" means the services described in part B of Schedule 1;

        "PIC" means the Pharmaceutical Inspection Convention;

        "PLI" means pre-license inspection or any other pre-approval inspections by an Agency;

        "PREMISES" means parts of the premises at Gaskill Road and Evans Road, Speke, Liverpool, at which the Business has been conducted by Medeva (and which has been acquired by Evans pursuant to the Medeva Sale Agreement);

        "PROPERTY AGREEMENTS" means the agreements for sub-lease of the Aviron Unit and the sub-lease of the extension to the Aviron Unit and the three licenses to jointly occupy and access certain areas of the Premises;

        "QA/QC AREA" means the quality assurance, quality control and administrative area of approximately 2,500 square feet as described in the relevant Property Agreement;

        "QUALITY AGREEMENT" means the quality agreement, as amended from time to time, entered into between Evans and Aviron UK on the date of this Agreement;

        "RAW MATERIALS" means the components required by Aviron UK in the manufacture of the Intermediate Product;


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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        "REGULATORY RECORDS" means environmental monitoring and cleaning, quality control and quality assurance and batch records generated by Evans in connection with the manufacture by Aviron UK of the Intermediate Product at the Premises;

        "RESTRICTED INFORMATION AND MATERIALS" means (i) the Aviron Restricted Material; (ii) all information relating to the Discloser's (as defined below) business; and (iii) all information arising pursuant to this Agreement, and the CMA, disclosed by one party to this Agreement (the "Discloser") to the other (the "Recipient") or to an Agency or any other third party at the request of the other party in connection with this Agreement, excluding any such information which:

                        (a) is or was already known to the Recipient at the time of disclosure by the Discloser as evidenced by the written records of the Recipient; or

                        (b) was at the time of such disclosure or communication by the Discloser or thereafter becomes or became published, accessible to the public or otherwise in the public domain other than through any act or omission of the Recipient; or

                        (c) must be disclosed to government inspectors in the discharge of statutory obligations provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such government inspectors any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

                        (d) must be disclosed by the Recipient to the relevant Agency in the course of applying for, obtaining or maintaining regulatory approval provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such Agency any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

                        (e) is hereafter disclosed to the Recipient by a third party, who to the knowledge of the Recipient does not have any obligations of confidentiality to any third party or who has not, to the actual knowledge of the Recipient, derived it directly or indirectly from the Discloser provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such third party any assurances as regards confidentiality as may be afforded to such information in the circumstances; or is required to be disclosed by law provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from the recipient as regards confidentiality as may be afforded to such information in the circumstances.

        "SERVICES" means the services described in Schedule 1;

        "SPECIFICATIONS" means requirements and specifications for the Intermediate Product and its manufacture as provided by Aviron UK to Evans from time to time;


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        "SPF UNIT" means the area of the facility on Evans Road, Speke,
Liverpool where [***] eggs are [***] as described in the relevant Property Agreement;

        "TECHNICAL INFORMATION" means all registration data, know-how, experience, formulation, manufacturing instructions, standard operating procedures, policies, instructions, standards, methods, test and trial results, manufacturing and formulation processes, hazard assessments, quality control standards, formulae, specifications, storage and data, samples, drawings, designs, description of packaging materials and all other relevant information relating to the Intermediate Product or its design, manufacture, formation, handling, storage, testing and use and/or Master Donor Strains and/or Master Virus Seeds;

        "TRANSACTION AGREEMENTS" shall have the same meaning ascribed to it as in a Master Agreement dated the date of this Agreement and entered into, inter alia, by the parties to this Agreement;

        "VACCINE" means Aviron's CAIV Product;

        "VAT" means value added tax under the Value Added Tax Act 1994 ("VATA").

2. OBLIGATIONS OF THE PARTIES

        2.1 Obligations of Evans

        In consideration of the payment of the sums referred to in clause 5 of this Agreement, Evans agrees to provide the Services for the time periods set out in Schedule 1 at all such times:

                        (a) in accordance with cGMP (where specifically stated to be so pursuant to Schedule I and/or where such standard is required by an Agency);

                        (b) in accordance with all regulatory or legal requirements ;

                        (c) in a good and workmanlike manner and in a manner consistent with the accepted standards within the industry.

        2.2 Obligations of Aviron UK

        Aviron UK undertakes to Evans that it shall not [***] (either for itself or any other person) or cause the [***] in the [***].

        2.3 In the event that one of the parties considers that the scope, extent or pricing of the Services requires amendment or variation then such party will notify the other and both parties shall endeavour to agree on such amendment or variation, acting always in good faith in accordance with the provisions of clause 16.

3. INSPECTIONS


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        3.1 Subject to sub-clause 3.4, Evans will permit, no more than [***] of this Agreement (in addition to any times required pursuant to sub-clause 3.2(b)) and during normal business hours and upon reasonable notice, representatives of Aviron UK and its Associated Companies who have been [***] (such [***] not to be unreasonably withheld or delayed) to have access to the Regulatory Records and to inspect the relevant parts of the Premises occupied and/or owned by Evans or any of its Associated Companies to assess its compliance with cGMP and any current practices of any relevant Agency, solely in respect of Aviron UK's manufacture of the Intermediate Product and/or in relation to the provision of the Services pursuant to this Agreement, and to discuss any related issues with Evans's management personnel (provided always that a representative of Evans is present at ` said inspection). Following such an inspection Aviron UK will provide to Evans [***] within [***] of the inspection. If any issues concerning compliance with cGMP or any practices of any relevant Agency are raised in the audit Evans shall, within [***] provide a [***] to Aviron UK. Evans will permit on reasonable notice and in normal business hours a follow-up access to the relevant parts of the Premises and audit by Aviron UK, if reasonably necessary, to confirm corrective actions that may be agreed by the parties are completed.

        3.2

                        (a) Subject to-sub-clause 3.4, Aviron UK shall, during normal business hours and upon reasonable notice, have the right and Evans will allow representatives of any Agency to inspect the relevant parts of the Premises occupied and/or owned by Evans or any of its Associated Companies (provided always that a representative of Evans is present at said inspection), to inspect the Regulatory Records and to ensure compliance with cGNT and other practices or regulations but only in so far as they relate to the manufacture of the Intermediate Product and/or any other matters required by law.

                        (b) Evans shall, during normal business hours and upon reasonable notice, have the right and Aviron UK will allow the representative of any Agency to inspect the [***] (provided always that a representative of Aviron UK is present at said inspection). Evans shall have the right to have a representative of Evans present at any inspection of the [***] by any Agency at any time. Aviron UK shall give Evans reasonable notice of all such inspections.

        3.3 Evans shall inform Aviron UK of any questions or recommendations made by an Agency and shall provide to Aviron UK copies of any written questions or recommendations received from an Agency insofar as they pertain to the manufacture of the Intermediate Product, the Aviron Unit, the GSA or the SPF Unit (including, without limitation, warning letters, 483(b)s, and other written communications). Evans and Aviron UK shall, prior to responding to any Agency, [***] to any written questions and recommendations of the Agency and responses to any verbal questions or recommendations of the Agency or regulatory body that do not require an immediate response subject always to [***] right to have the [***] the contents of any response to a question or recommendation of an agency that pertains to [***] (after [***] any comments of [***] with respect to issues directly related to the [***]), and save where the response to the question or recommendation of the Agency pertains solely to the [***], in which case [***] shall have [***] as to the contents of such response having taken reasonable account of the comments of [***]. Evans shall promptly send to Aviron UK a copy of any reports,


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citations, or warning letters received by Evans in connection with an Agency inspection to the extent such documents relate to or affect [***] and Aviron UK shall promptly send Evans a copy of any reports, citations or warning letters received by Aviron UK in connection with such Agency inspection.

        3.4 Each of the parties undertakes to the other that, other than as required by law or regulatory requirements, it shall not communicate with any Agency with the intention of causing such Agency to inspect or otherwise audit the other party or with the intention of causing an Agency to withdraw or otherwise take any steps pertaining to any license or authorization held by the other party.

4. INTELLECTUAL PROPERTY AND IMPROVEMENTS

        4.1 Except as expressly provided in this Agreement, each party hereby acknowledges that it shall not acquire any rights in respect of any of the other party's intellectual property.

        4.2 Other than as is necessary for the proper performance of this Agreement by the parties, or as is expressly provided in this Agreement, no license, expressed or implied, is granted by this Agreement by either party to the other under any of its intellectual property rights.

        4.3 [***] all Regulatory Records shall [***], shall be treated as [***], and shall not be [***] as provided in the Quality Agreement or for the purposes associated with manufacture of the Vaccine and where necessary for disclosing to the relevant Agency and to its licensees and distributors in order to comply with regulatory requirements and to prepare for regulatory filings or PLIs. Aviron UK may [***] of all Regulatory Records, for the purposes of complying with the requirements of the relevant Agency. Aviron UK may [***] the Restricted Information and Materials to [***], having previously made reasonable efforts to obtain an obligation of confidentiality from the said [***] concerning the Restricted Information and Materials. Provided always that: (i) nothing in this sub-clause 4.3 shall limit Aviron UK's right and ability to [***] intellectual property or know how [***] pursuant to and on the terms of any [***] from time to time; and (ii) nothing in this sub-clause 4.3 shall in any way relate to or affect the [***], title to and property in which Evans agrees and acknowledges is exclusively vested in Aviron UK.

        4.4 Save as may be required by law or any other regulatory authority, Evans hereby warrants to Aviron UK that:

                        (a) it is not in possession of any materials, records or other information (whether in written form or in digital) which relates to or derives from the [***] and if such [***] comes into its possession it shall immediately transfer or send such materials, records or information to Aviron UK and further undertakes not to keep any copies of the same;

                        (b) it is not in possession of any of the physical materials which comprise the [***]; and


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                        (c) Evans warrants that (i) it has not received any
notice and [***] has received any notice that any of the licenses, consents, permits, or approvals necessary for the carrying on of the Business have been suspended, cancelled or revoked; and (ii) is not actually aware of [***] any such licenses, consents, permits, or approvals referred to in paragraph (i) are [***] within a [***] period following the date of this Agreement.

5. PAYMENT FOR SERVICES

        5.1

                        (a) Aviron UK shall pay for the Services at the rates specified for the various Services as set out in Schedule 2.

                        (b) Evans will submit to Aviron UK a [***] invoice (the "Invoice") for all costs and expenses incurred in the performance of the Services within thirty (30) days following the end of each of the following days in any given calendar year ([***] (each a "Quarter Day") in respect of the period ending on (but not including) such Quarter Day and beginning on the immediately preceding Quarter Day. The first such Invoice shall be submitted in respect of the period commencing on the date of this Agreement and ending on (but not including) [***].

                        (c) Each Invoice shall describe in reasonable detail the Services for which reimbursement is being sought and the price of such Services, including the costs of providing such Services.

                        (d) Evans shall furnish [***] supporting all charges and costs for the Services provided that the furnishing of such documentation shall [***] to the payment obligation of Aviron UK as provided herein. If, upon later examination by Aviron UK, [***] any costs and expenses that have been paid has not been provided by to Aviron UK by Evans after Aviron UK's reasonable request therefor, Evans shall [***] for which [***] has not been furnished.

                        (e) Evans shall keep or cause to be kept [***] records of costs and expenses to be paid for the provision of the Services and shall cause such records to be made available for inspection by the duly authorized representatives of Aviron UK during reasonable business hours [***].

                        (f) Aviron UK shall promptly pay all Invoices submitted by Evans not later than the date which is [***] following the receipt of the relevant invoice.

                        (g) Aviron UK shall not be obliged to pay for Services which it has already paid for or for which it has been invoiced as a tenant pursuant to any of the Property Agreements.

        5.2 Within two weeks of the date of this Agreement Aviron UK shall deliver to Evans the Annual Production Forecast in respect of the First Manufacturing Period. Thereafter on or


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before [***] in each year of this Agreement Aviron UK shall deliver to Evans a copy of the Annual Production Forecast for the forthcoming Manufacturing Period.

        5.3 Within [***] of receipt of the Annual Production Forecast, Evans shall submit any queries to Aviron UK in respect of the Maximum Dose Number and the reasons for such disagreement provided always that Evans shall not be entitled to raise a query with regard to the Maximum Dose Number if such number does not exceed [***]. If Evans has provided such a submission, the parties' Designated Person (as defined and identified in clause 8) shall, as soon as reasonably practicable following receipt by Aviron UK of Evans' submission, meet and discuss in good faith the issues raised by Evans with a view to resolving those issues and, in particular, with a view to agreeing the proposed Maximum Dose Number and, in the absence of agreement clause 16 of this Agreement shall apply.

        5.4 If Aviron UK reasonably considers that Evans is failing to perform its obligations pursuant to clause 2.1 of this Agreement and such failure is [***] with the result that the [***], Aviron UK shall notify Evans' Designated Person within five (5) Business Days of Aviron UK become aware of such [***] provided always that if Aviron UK shall fail to so notify Evans' Designated Person within such time period then Aviron UK shall be precluded from taking such [***] into account in claiming a [***] as defined in and pursuant to sub-clause [***]. In this event, the Designated Persons shall, as soon as reasonably practicable, meet for discussion in good faith with a view to resolving the issues raised by Aviron UK to enable Evans to rectify such breach within a reasonable time period in relation to such breach.

        5.5 In the event that Evans fails to remedy such breach, in accordance with sub-clause 5.4, in the time period reasonably applicable to such breach then Aviron UK shall [***].

        5.6 Aviron UK agrees that it shall, [***] any loss or damage which it may suffer in consequence of any fact, matter, event or circumstance undertaken by or on behalf of Evans in the performance of the Services and shall [***].

        5.7

                5.7.1 On the first Business Day which falls on or following [***] in each year, the Designated Persons shall meet to review the operation of this Agreement in the previous Manufacturing Period and in particular, to review the [***] manufactured by Aviron UK in that Manufacturing Period.

                5.7.2 If the actual number of doses of the Vaccines so manufactured is less than the Minimum Dose Number for that Manufacturing Period (the "Shortfall"), the Designated Persons shall [***] and, if the Designated Persons agree that [***] to the actions or omissions of Evans in the performance of the Services, Aviron UK shall, subject to sub-clauses 5.8 and 6.6, be entitled to recover (the "Dose Recovery") the [***] of the loss of production (calculated [***]). Subject to clause 5.8, Aviron UK shall be entitled to [***] on the next following due date of payment of such [***].


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                5.7.3 If the actual number of doses of the Vaccines so
manufactured is greater than or equal to the Minimum Dose Number for that Manufacturing Period but is less than the Maximum Dose Number (the "Shortfall"), the Designated Persons shall [***] and, if the Designated Persons agree that [***] to the actions or omissions of Evans in the performance of the Services, Aviron UK shall, subject to sub-clauses 5.8 and 6.6, be entitled to recover (the "Dose Recovery") the [***] of the loss of production (calculated [***]). Subject to clause 5.8, Aviron UK shall be entitled to [***] on the next following due date of payment of such [***].

        5.8 Evans shall not be required to [***], nor shall Aviron UK be entitled to [***] any amounts in respect of any [***] if.

                                (i) Aviron UK has [***];

                                (ii) Aviron UK has [***] manufactured by or on
behalf of Aviron UK in the relevant Manufacturing Period; or

                                (iii) the parties [***] during the relevant
Manufacturing Period, in which case Aviron UK shall [***].

        5.9 If the Designated Persons cannot reach agreement following their discussions as referred to in sub-clause 5.7 then the provisions of clause 16 shall apply. The parties agree that the Designated Persons, in their discussions, and any Expert so appointed in accordance with clause 16 to resolve a disagreement concerning clause 5.7, shall take into account in their discussions or in reaching the Expert's determination:

                        (a) any costs and expenses (including, without limitation, capital expenditure [***] in the steps so taken; and

                        (b) any [***] which the parties cannot agree or has not been determined in accordance with clause 16 is an [***] which has occurred within the relevant Manufacturing Period.

        5.10 In the event that the procedures set out in clause 16 are in process and have not been resolved by a date on which a [***] is due and payable, Aviron UK shall be entitled to [***] following the determination of the [***] in accordance with sub-clause 5.9 (the "[***] Amount"). In the Event that the [***] Amount is greater than that determined by the [***] then Aviron UK shall make the appropriate adjusting payment [***] within [***] of the [***] determination.

6. INDEMNITY

        6.1 Subject to sub-clauses 6.2, 6.3, 6.4, 6.5 and 6.6, but notwithstanding anything contained in this Agreement, Evans indemnifies and shall keep Aviron UK indemnified against all losses, damages, costs, actions, awards, penalties, fines, proceedings, claims, demands, liabilities and expenses suffered or incurred by Aviron UK to the extent they arise from the acts or omissions of Evans, its Associated Companies or their respective employees or agents.


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        6.2 Evans shall not be liable under the indemnity provided under clause
6.1 above:

                        (a) to the extent that any failure of the Intermediate Product to comply with the Specifications results from the failure of the Master Donor Strains and/or the eggs supplied by Aviron UK or Aviron UK's suppliers to comply with Specifications; and/or

                        (b) for any factor occurring after the Intermediate Product leaves the Premises or any other premises occupied by Evans or any of its Associated Companies; and/or

                        (c) to the extent that such liability arises as a consequence of any [***] of Aviron UK, its Associated Companies or their respective employees or agents.

        6.3 In no event, and notwithstanding anything contained in this Agreement, shall either party be liable in contract, tort (including breach of statutory duty) or otherwise howsoever, and whatever the cause thereof, for any special, indirect or consequential loss (including, without limitation, loss of profit), damage, costs or expenses of any nature whatsoever.

        6.4 If Evans makes a payment under the indemnity in sub-clause 6.1 above and Aviron UK or any of its Associated Companies receives a payment otherwise than from Evans in respect of the same loss, claim, demand, damage, cost, charge, expense or liability giving rise to a claim in respect of which that payment was made under the indemnity, Aviron UK or any of its Associated Companies shall, once it has received such payment, forthwith repay to Evans an amount equal to the lesser of such payment and the payment under the indemnity in either such case less the reasonable costs and expenses of obtaining any such payment and irrecoverable [***] (if any) thereon.

        6.5 The provisions of this sub-clause shall apply to any claim by a third party against Aviron UK in respect of a matter which has given rise to a claim pursuant to the indemnity given in sub-clause 6.1 above (in each case a "Relevant Claim"). Aviron UK shall [***] give written notice of the Relevant Claim and subject to Aviron UK being fully indemnified against any reasonable costs, liabilities and expenses thereby incurred:

                6.5.1 [***];

                6.5.2 [***];

                6.5.3 [***];

                6.5.4 [***];

                6.5.5 [***];

                6.5.6 [***]:

                        (a) [***];


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                        (b) [***];

        Provided always that nothing in this sub-clause 6.5 shall require Aviron UK to take any action which is reasonably likely to have a [***] on the [***] of Aviron UK and its Associated Companies.

        6.6 Subject always to clause 6.3, other than in respect of claims caused by any [***] of Evans, its Associated Companies and their respective employees or agents, Evans's liability in contract, tort (including breach of statutory duty) or otherwise arising by reason of or in connection with this Agreement or any agreement or indemnity contemplated hereunder shall be limited to [***] in any [***] period. For the avoidance of doubt, only one claim is permitted to be made in respect of any one incident.

        6.7 Subject to sub-clauses 6.3, 6.8, 6.9 and 6.10 Aviron UK indemnifies and shall keep Evans indemnified against all losses, damages, costs, actions, awards, penalties, fines, proceedings, claims, demands, liabilities and expenses suffered or incurred by Evans to the extent they arise from the acts or omissions of Aviron UK its Associated Companies, and their respective employees or agents provided always that Aviron UK shall not be liable pursuant to this clause to the extent that the liability arises as a consequence of any [***] of Evans, its Associated Companies or their respective employees or agents.

        6.8 If Aviron UK makes a payment under the indemnity in sub-clause 6.7 above and Evans or any of its Associated Companies receives a payment otherwise than from Aviron UK in respect of the same loss, claim, demand, damage, cost, charge, expense or liability giving rise to a claim in respect of which that payment was made under the indemnity, Evans or any of its Associated Companies shall, once it has received such payment, forthwith repay to Aviron UK an amount equal to the lesser of such payment and the payment under the indemnity in either such case less the reasonable costs and expenses of obtaining any such payment and irrecoverable [***] (if any) thereon.

        6.9 The provisions of this sub-clause shall apply to any claim by a third party against Evans in respect of a matter which has given rise to a claim pursuant to the indemnity given in sub-clause 6.7 above (in each case a "Relevant Claim"). Evans shall as soon as reasonably practical give written notice of the Relevant Claim and subject to Evans being fully indemnified against any reasonable costs, liabilities and expenses thereby incurred:

                6.9.1 keep Aviron UK informed of all material developments relating to the Relevant Claim;

                6.9.2 consult (so far as is reasonably practicable in the circumstances) with Aviron UK in relation to the Relevant Claim and afford Aviron UK (so far as it is lawfully able) all reasonable facilities to investigate the same including, without limitation, reasonable access to the personnel and premises of Evans;

                6.9.3 take all steps as Aviron UK may require to pursue, litigate, defend, resist or compromise the Relevant Claim, provided such steps are reasonable;


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                6.9.4 preserve all relevant documents in relation to the
Relevant Claim and allow access to Aviron UK on reasonable notice to inspect and take copies of all such documents;

                6.9.5 not make any admission of liability or fault nor settle or compromise any Relevant Claim without the prior written consent of Aviron UK not to be unreasonably withheld or delayed;

                6.9.6 allow Aviron UK to take over the conduct of and/or proceedings in relation to the Relevant Claim provided always that Aviron UK shall:

                        (a) keep Evans fully informed in respect of such Relevant Claim and copy all material documents relating thereto to Evans;

                        (b) make no settlement or compromise of the Relevant Claim or agree any matter in the conduct of the Relevant Claim which is likely to affect the amount thereof, without the prior written approval of Evans (such consent not to be unreasonably withheld or delayed);

        Provided always that nothing in this sub-clause 6.9 shall require Evans to take any action which is reasonably likely to have a material adverse effect on the business of Evans and its Associated Companies.

        6.10 Subject always to clause 6.3, other than in respect of claims caused by any willful misfeasance or willful default of Aviron UK its Associated Companies and their respective employees or agents, Aviron UK's liability in contract, tort (including breach of statutory duty) or otherwise arising by reason of or in connection with this Agreement or any agreement or indemnity contemplated hereunder shall be limited to [***] in any [***] period. For the avoidance of doubt, only one claim is permitted to be made in respect of any one incident.

7. CONFIDENTIALITY

        7.1 The Recipient undertakes to keep confidential all Restricted Information and Materials received by it directly or indirectly from the Discloser or obtained by it pursuant to the performance of this Agreement and not to use such Restricted Information and Materials except as provided in this Agreement. The obligations set forth in this Clause 7.1 shall apply [***].

        7.2 The Recipient shall allow access to the Discloser's Restricted Information and Materials exclusively to those of its employees who have reasonable need to see and use it for the purposes of this Agreement and shall inform each of such employees of the confidential nature of the Restricted Information and Materials and of the obligations on the Recipient with respect to such Restricted Information and Materials and shall ensure that each of its employees having access to the Restricted Information and Materials is contractually bound by obligations of confidentiality and shall take such steps as may be necessary to enforce such obligations.

        7.3 On the expiry or termination of this Agreement, the Recipient will return to the Discloser all Restricted Information and Materials of the Discloser in its possession and the


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Recipient shall, save in respect of the Aviron Restricted Material (other than where the Recipient can demonstrate that copies of the same are required by any Agency), have the option to retain (1) copy, but shall not make any further use of that information save for record keeping purposes or in order to comply with regulatory requirements from time to time.

        7.4 In this clause 7 references to the Discloser or Recipient shall be deemed to include any Associated Companies of that party.

8. LIAISON

        The parties will each identify in writing the person responsible for the day to day operation of this Agreement. The person responsible may be changed from time to time with written notification to the other party. From the date of signature of this Agreement Aviron UK's designated person pursuant to this clause shall be [***] and Evans's shall be [***].

9. ASSIGNMENT AND CHANGE OF CONTROL

        9.1 [***] may assign [***] its rights or delegate [***] its obligations under this Agreement (other than [***] as the case may be provided that such assignee [***] and provided further that before such assignee [***] will procure that the benefit of this Agreement is re assigned to [***] or (upon giving further written notice to [***]) to [***] (subject always to the foregoing provisions of this clause) [***] the prior written consent of [***], except as expressly provided herein.

        9.2 This Agreement shall be binding upon and shall inure to the benefit of Evans and Aviron UK and their respective permitted successors and assignees (if any).

        9.3 The parties acknowledge and agree that any change of ownership or control of either Evans or Aviron UK shall not affect, either at law, or as between the parties, that party's rights and obligations under this Agreement, to the extent that the party undergoing such change of ownership or control survives such change of ownership or control.

        9.4 Evans shall forthwith notify Aviron UK if there is an effective change of ownership or control of Evans (which in these circumstances shall mean: (i) a change in the composition of the majority of the board directors of either Evans or its ultimate holding company; (ii) the acquisition by some other entity or person of the power (whether directly or indirectly) to appoint and/or remove all the members of the board of directors of either Evans or its ultimate holding company; or (iii) if Evans sells all or substantially all of the assets or all or substantially all of the business to which this Agreement relates.

        Within a period of [***] of receipt of such notice or actual sale, should Aviron UK in its reasonable opinion decide that the party assuming effective ownership or control of, or purchasing the assets or business of Evans [***] or a party [***] Aviron UK [***] then Aviron UK may by a further [***] written notice terminate this Agreement.

        9.5 Any purported assignment in violation of this section by either party shall be voidable by the other party.


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10. TERM AND TERMINATION

        10.1 Unless sooner terminated as provided under Clauses 9, 10.2 or 10.3 this Agreement shall come into force on the date hereof and shall continue in force until 30th June 2006 (the "Initial Period"). Following expiry of the Initial Period this Agreement shall terminate, provided always that from the date which is on or about 18 months from the end of the Initial Period the parties will enter into good faith discussions concerning their ongoing relationship concerning this Agreement and provided further that there shall be no obligation on Evans to provide all or any Services to Aviron UK (whether similar to the Services or otherwise) on expiry of the Initial Period and provided further that each party shall be entitled to consider the interests of their own business operations at such time.

        10.2 Either party shall be entitled forthwith to terminate this Agreement by written notice to the other if:

                        (a) the other party makes serious or persistent default in performing and observing any of its obligations under this Agreement or is guilty of any conduct or omission which in any such case, in the reasonable opinion of the non-defaulting party, materially prejudices its interests and (where such default, conduct or omission is remediable) fails to remedy it within 30 days after service of written notice from the non defaulting party requiring such remedy;

                        (b) an encumbrancer takes possession or a receiver is appointed over any of the property or assets of that other party; or

                        (c) the other party becomes subject to an administration order; or

                        (d) that other party goes into liquidation except for the purposes of solvent amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assumes the obligations imposed on that other party under this Agreement;

                        (e) that other party is the subject of any proceeding or order or other event in any applicable jurisdiction which would have an effect analogous to any of the events mentioned in sub-clauses 10(b) to (c).

        10.3 The parties acknowledge and agree that Evans shall not be obliged to provide any of the Services from the date on which Aviron UK or any of its Associated. Companies cease to occupy the AVU Unit and from such date Aviron UK shall not be entitled to recover any amounts under a Dose Recovery (pursuant to sub-clause 5.7) in respect of the curtailment of the Services in such circumstances.

        10.4 For the purpose of Clause 10.2(a) a default shall be considered capable of remedy if the party in breach can comply with the provisions in question in all respects other than as to time of performance provided that time of performance is not of the essence.


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        10.5 Save as specifically provided in this Agreement, a failure by any party to exercise and any delay, forbearance or indulgence by any party in exercising any right, power or remedy under this Agreement shall not operate as a waiver of that right, power or remedy or preclude its exercise at any subsequent time or on any subsequent occasion. The single or partial exercise of any right, power or remedy shall not preclude any other or further exercise of that right, power or remedy. No custom or practice of the parties at variance with the terms of this Agreement shall constitute a waiver of the rights of any party under this Agreement. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies provided by law.

        10.6 The rights to terminate this Agreement given by this clause shall be without prejudice to any other right or remedy of either party in respect of the material breach concerned (if any).

        10.7 On expiration or termination of this Agreement for any reason:

                        (a) Subject to 7.3, each party shall deliver up to the other all materials, reports, and other documents (including copies thereof) in its possession or control containing Restricted Information and Materials of the other party, and each will cease to make use of the others Restricted Information and Materials;

                        (b) Aviron UK will be obliged to purchase and Evans will be obliged to supply all stocks of Raw Materials purchased by Evans in support of purchase orders submitted by Aviron UK at [***];

                        (c) Aviron UK will collect all Raw Materials supplied to Evans free of charge. In the event that Aviron UK has not collected all Raw Materials within [***] of the date of termination of this Agreement, Evans may, after [***], destroy such other Raw Materials and [***] a [***] such Raw Materials.

                        (d) Termination of this Agreement for any reason shall be without prejudice to any rights or obligations which shall have accrued prior to such termination and shall not bring to an end any provisions of this Agreement which, in order to give effect to their meaning, need to survive its termination and such provisions shall remain in full force and. effect thereafter and in particular, but without limiting the scope of foregoing the rights and obligations of the parties under clauses 4, 5, 6, 7, 10 and 12.

11. NOTICES

        11.1 Any notices (other than a notice given pursuant to sub-clause 5.4)or other information required or authorized by this Agreement to be given by either party to the other may be given in writing, by hand or sent to the other by first class airmail registered pre-paid post, telex facsimile transmission or comparable means of communication. The same shall be sent or delivered to the other party at the address shown for that party at the beginning of this Agreement or to such other address which may be notified in writing to the other party from time to time. Six (6)-working days should be allowed for delivery.


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        11.2 Any notice or other information given by post pursuant to clause
11.1 which is not returned to the sender as undelivered shall be deemed to have been given on the sixth working day after the envelope containing the same was so posted. Proof that the envelope containing any such notice or information was properly addressed, pre-paid, registered and posted, and that it has not been so returned to the sender, shall be sufficient evidence that such notice or information has been duly given.

        11.3 Any notice or other information sent by facsimile transmission or comparable means of communication shall be deemed to have been duly sent on the date of transmission, provided that a confirming copy thereof is sent by first class airmail registered pre-paid post to the other party at the address referred to in clause 11.1 within one working day after transmission.

12. GENERAL

        12.1 Any reference in this Agreement to "writing" or cognate expressions includes a reference to facsimile transmission or any legible reproduction of words delivered in permanent and tangible form (but does not include e-mail).

        12.2 The headings in this Agreement are for convenience only and shall not affect its interpretation.

        12.3 No variation or amendment of this Agreement shall bind either party unless made in writing in the English language and agreed to in writing by duly authorized officers of both parties.

        12.4 If any provision of this Agreement is agreed by the parties to be illegal void or unenforceable under any law that is applicable hereto or if any court of competent jurisdiction in a final decision so determines this Agreement shall continue in force save that such provision shall be deemed to be excised here from with effect from the date of such agreement or decision or such earlier date as the parties may agree.

        12.5 This Agreement shall be governed by and construed in all respects in accordance with the [***] and the parties hereby submit to the exclusive jurisdiction of the [***] for the determination of any dispute arising hereunder. Either party shall be entitled to enforce any order of the [***] in any other jurisdiction.

        12.6 The parties agree that the provisions of the [***] shall not apply to this Agreement.

        12.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same Agreement. Unless otherwise provided in this Agreement, this Agreement shall become effective and be dated (and each counterpart shall be dated) on the date on which this Agreement (or a counterpart of this Agreement) is signed by the last of the parties to execute this Agreement or, as the case may be, a counterpart thereof.


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        12.8 In the event of a conflict between this Agreement and the Quality
Agreement the provisions of this Agreement shall prevail in all respects and for the avoidance of doubt, the Quality Agreement shall not impose any further obligations on any of the parties.

13. PUBLIC DISCLOSURE

        No public announcement of any kind shall be made in respect of or in connection with this Agreement except as specifically agreed in writing between the parties, or except to the extent that an announcement is required by law or by any applicable stock exchange or any regulatory or governmental body to which either party is subject but in such event any announcement by either party shall, if reasonably practicable, be issued after prior discussion with the other.

14. ENTIRE AGREEMENT

        14.1 This Agreement and the Quality Agreement are the entire agreements and understandings between the parties relating to the subject matter of this Agreement, and supersedes any previous agreement between the parties.

        14.2 Each of the parties acknowledges and agrees that in entering into this Agreement, and the documents referred to in it, it does not rely on and shall have no remedy in respect of, any statement, representation, warranty or understanding (whether negligently or innocently made and whether written or oral) of any person (whether party to this Agreement or not) other than as expressly set out in this Agreement.

        14.3 Nothing in this clause shall operate to limit or exclude any liability from fraud.

15. FORCE MAJEURE

        15.1 If Evans is prevented, hindered or delayed from performing any of its obligations under this agreement by an Event of Force Majeure, then as long as that situation continues, Evans shall be excused from performance of such obligation to the extent it is so prevented, hindered or delayed, and the time for performance of such obligation shall be extended accordingly.

        15.2 If affected by an Event of Force Majeure, Evans shall promptly notify Aviron UK of its occurrence and its effect or likely effect, and subject to clause 15.3 use all reasonable endeavours to minimize the effect of the Event of Force Majeure and to bring it to an end.

        15.3 Neither party shall be obliged to settle any strike or other industrial action, dispute or disturbance of any kind, except on terms wholly satisfactory to it.

        15.4 During the period of an Event of Force Majeure Aviron UK shall not be obliged to pay for any of the Services which are directly affected by such Event of Force Majeure.

16. DISPUTES


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        16.1 If any dispute or difference (the "Dispute") arises in respect of the construction, meaning or effect of this Agreement or any matter arising out of or in connection with this Agreement, then such Dispute shall in the first instance, [***] of a written request of one party to the other, [***].

        16.2 If the Dispute is not resolved as a result of [***], Aviron UK or Evans may refer the Dispute to [***] or to [***], who shall meet for discussion in good faith with a view to resolution of the Dispute, without recourse to legal proceedings. If such persons fail to reach agreement within [***] of the referral of the Dispute to them, the matter may be referred by either party immediately to [***], or in the absence of such agreement within [***] of notice by one party to the other requiring such appointment, the [***] and shall be instructed to determine the resolution of the Dispute between the parties. The [***] shall notify both parties of his or her determination as soon as possible and in any event shall be requested so to notify within [***] of his or her appointment. The findings of the [***] shall be final and binding on the parties. Costs arising out of or in connection with instructing the [***] under this clause 16.2 shall be borne by [***] or in such other proportions as the [***] may determine to be fair and reasonable. The [***] may instruct [***] to assist him or her in arriving at his or her decision and the fees and expenses of any such [***] shall be payable by [***]. The [***] shall act as [***].

17. ASSETS

        Evans agrees and acknowledges that the assets [***], belong to Aviron UK and Evans has no right, title or interest in such assets.

18. [***]

        18.1 Notwithstanding anything contained in this Agreement, if any of the amounts payable by Aviron UK to Evans under this Agreement are expressed to be [***] then [***] shall only be payable [***] if:

                        (a) [***] on such sums or amounts; and

                        (b) a proper [***] invoice is submitted to [***].

        18.2 If [***] under this Agreement, in accordance with clause 18.1, or, notwithstanding clause 18.1, if (as applicable) no ruling under clause 18.3 has been received to the effect that [***] in respect of any relevant amount by the date on which any [***] under this Agreement, then it shall be [***] on the date of this Agreement within 14 Business Days of the date of this Agreement and in any other case on the date on which [***].

        18.3

                        (a) The parties consider that the transactions detailed in the Transaction Agreements shall not together constitute a [***] or [***] for [***] purposes, and agree that [***] shall prepare a [***] to this effect. This [***] shall be sent first to [***] or its agents for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].


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                        (b) The parties shall use their reasonable endeavours to
ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this Agreement the parties should use their reasonable endeavours to ensure that within 5 Business Days of the date of this Agreement a letter is sent to [***]. [***] shall send a copy of any [***] to [***] and [***] within 5 Business Days of receipt of it from [***].

                        (c) If no such [***] has been obtained by the time that [***] or [***] (as the case may be) is due to [***] which include a [***] it may notify [***] that they have [***] on a transfer of assets which has not been treated as [***].

        18.4

                        (a) If [***] that any or all of the [***] which are being treated as [***] under any of the Transaction Agreements constitute a [***] or [***] or a [***]:

                                (i) [***], if it has not submitted a [***] on
which it has accounted for the [***] on the date on which such [***], will forthwith issue [***] which has been [***] in which case [***] will on the date of [***] as applicable the [***] detailed in the applicable [***]; or

                                (ii) [***], if it has submitted a [***] on which
the [***] has been accounted for, will make an [***] as appropriate for recovery of the applicable [***] from [***] and will account to [***] as appropriate on the date of such [***] and will issue at that date [***] which has been [***].

                        (b) For the avoidance of doubt any failure by [***] to comply with any conditions detailed in the [***] under which a [***] is made (such that [***] do not receive a [***] or only receive a [***] from [***]) will not affect the obligation of [***] to refund to [***] any [***] and for the purposes of clause 18.4 (a) (ii) it shall be regarded as having [***] on the date on which it would have [***] were it not for such failure.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties the day and year first above written.

EVANS VACCINES LIMITED


By: /s/ C. S. W. Swingland
    ------------------------------
Name: C. S. W. Swingland

Title: Director



AVIRON UK LIMITED


By: /s/ Fred Kurland
    ------------------------------
Name: Fred Kurland

Title: SVP & CFO









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 1

                                  THE SERVICES

[
--------------------------------------------------------------------------------
        [***]                          [***]
--------------------------------------------------------------------------------
1.      [***]                          [***]
--------------------------------------------------------------------------------
2.      [***]                          [***]
--------------------------------------------------------------------------------
3.      [***]                          [***]
--------------------------------------------------------------------------------
4.      [***]                          [***]
--------------------------------------------------------------------------------
5.      [***]                          [***]
--------------------------------------------------------------------------------
6.      [***]                          [***]
--------------------------------------------------------------------------------
7.      [***]                          [***]
--------------------------------------------------------------------------------
8.      [***]                          [***]
--------------------------------------------------------------------------------
9.      [***]                          [***]
--------------------------------------------------------------------------------
10-     [***]                          [***]
--------------------------------------------------------------------------------
10.     [***]                          [***]
--------------------------------------------------------------------------------
11.     [***]                          [***]
--------------------------------------------------------------------------------
12.     [***]                          [***]
--------------------------------------------------------------------------------
13.     [***]                          [***]
--------------------------------------------------------------------------------
14.     [***]                          [***]
--------------------------------------------------------------------------------
15.     [***]                          [***]
--------------------------------------------------------------------------------
16.     [***]                          [***]
--------------------------------------------------------------------------------
17.     [***]                          [***]
--------------------------------------------------------------------------------
19.     [***]                          [***]
--------------------------------------------------------------------------------
20      [***]                          [***]
--------------------------------------------------------------------------------
21      [***]                          [***]
--------------------------------------------------------------------------------
22      [***]                          [***]
--------------------------------------------------------------------------------
23      [***]                          [***]
--------------------------------------------------------------------------------
24      [***]                          [***]
--------------------------------------------------------------------------------
25      [***]                          [***]
--------------------------------------------------------------------------------
26      [***]                          [***]
--------------------------------------------------------------------------------
27      [***]                          [***]
--------------------------------------------------------------------------------
28      [***]                          [***]
--------------------------------------------------------------------------------


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                               ]









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 2

                                SERVICES CHARGES

[
--------------------------------------------------------------------------------
[***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
[***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
                ----------------------------------------------------------------
                 [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------
[***]            [***]                      [***]
--------------------------------------------------------------------------------





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
                                     [***]
--------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
--------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
                  -----------------------------------------
                   [***]               [***]
                  -----------------------------------------
                   [***]               [***]
--------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
--------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
--------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
---------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
---------------------------------------------------------------------------------
[***]              [***]               [***]               [***]
---------------------------------------------------------------------------------

                                                                               ]





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.